Events after the balance sheet date	12 Months Ended
Dec. 31, 2023
Events After Reporting Period [Abstract]
Events after the balance sheet date

37	Events after the balance sheet date

On 1 January 2024, HSBC Continental Europe completed the sale of its retail banking operations in France to CCF, a subsidiary of Promontoria MMB SAS (‘My Money Group’). The sale also included HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement. In the fourth quarter of 2023, a loss of £1.5bn was recognised upon reclassification to held for sale, in accordance with IFRS 5, which net of the £1.7bn partial reversal of impairment recognised in the first quarter of 2023, gave rise to a net reversal of impairment recognised in the year of £0.2bn.
On 30 January 2024, the PRA concluded its investigation into HSBC Bank plc’s and HSBC UK Bank plc’s compliance with depositor protection arrangements under the Financial Services Compensation Scheme in the UK. The PRA imposed a fine of £57m on these entities, the majority of which was borne by HSBC Bank plc, was fully provided for at 31 December 2023, and has since been paid.
On 1 February 2024, HSBC Bank plc invested £1.1bn to acquire HSBC Private Bank (Suisse) SA which is owned by HSBC Private Banking Holdings (Suisse) SA, a subsidiary of HSBC Overseas Holdings (UK) Limited as on 31 December 2023.
On 6 February 2024, HSBC Europe B.V., a direct subsidiary of HSBC Bank plc, signed an agreement to sell HSBC Bank Armenia CJSC, its wholly-owned subsidiary, to Ardshinbank CJSC subject to regulatory approvals. The transaction is expected to complete within the next 12 months.
In its assessment of events after the balance sheet date, the group has considered and concluded that there are no events requiring adjustment or disclosures in the financial statements.